EXHIBIT 10.1

AMENDMENT NO. 10 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 10 TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 4, 2014 by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, "Agent") and SPEED COMMERCE, INC. (formerly known as Navarre Corporation), a Minnesota corporation ("Borrower").

WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of November 12, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, in connection with the foregoing, Borrower, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.   Amendment to Credit Agreement: Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of Borrower set forth in Section 6 below, the Credit Agreement is hereby amended in the following respects:

(a)    Schedule 1.1 of the Credit Agreement is amended by replacing the reference to "(xi) out-of-pocket lease breakage and facility costs incurred during the fiscal year of Borrower ending March 31, 2014 in connection with the early termination or cancellation of the leases of Borrower for the headquarters location of Borrower located in Minneapolis, Minnesota in connection with moving the headquarters of Borrower to Dallas, Texas in an aggregate amount not to exceed the maximum amount therefor set forth as item (3) on Schedule M-1 to the Credit Agreement" set forth therein with a reference to "(xi) out-of-pocket lease breakage and facility costs and other transition costs arising out of or related to Borrower's business in each case incurred during the fiscal year of Borrower ending March 31, 2014 in an aggregate amount not to exceed the maximum amount therefor set forth as item (3) on Schedule M-1 to the Credit Agreement".

(b)    Schedule M-1 (Moving Expense Addbacks) to the Credit Agreement is amended and restated in its entirety in the form attached as Schedule M-1 hereto.

3.      Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.   Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

5.     Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:

(a)    Agent shall have received a fully executed copy of this Amendment (along with the Consent and Reaffirmation attached hereto);

(b)   Agent shall have received the Tenth Amendment Fee (as defined below), which may be charged by the Agent to the Loan Account as an Advance on the date hereof; and

(c)   No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.      Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a)    All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)    No Default or Event of Default has occurred and is continuing; and

(c)    This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

7.      Tenth Amendment Fee. To induce Agent and Lenders to enter into this Amendment, Borrower hereby agrees to pay to Agent, for the benefit of Lenders, a non-refundable fee on the date hereof equal to $35,000 (the "Tenth Amendment Fee"), which shall be fully-earned and due and payable on the date hereof and shall be in addition to and not in substitution of any and all other fees previously paid by Borrower to Agent and/or Lenders pursuant to the Loan Documents and any other fees subsequently required to be paid by Borrower to Agent and/or Lenders pursuant to the Loan Documents. Borrower hereby authorizes Agent to charge the Eight Amendment Fee to the Loan Account as an Advance on the date hereof.

8.           Miscellaneous.

(a)        Expenses. Borrower agrees to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.

(b)         Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(c)     Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

9.           Release.

(a)        In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, any Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b)        Each of Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)     Each of Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

SPEED COMMERCE, INC. (formerly known as Navarre Corporation), a Minnesota corporation

By:
Name:
Title:

Signature Page to Amendment No. 10 to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 10 to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 10 to Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound by the terms of the Amendment, including Section 9 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Document to which any of the undersigned is a party and reaffirm that each such Loan Document is and shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned's acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

NAVARRE DISTRIBUTION SERVICES, INC., a Minnesota corporation

By:
Name:
Title:

NAVARRE ONLINE FULFILLMENT SERVICES, INC., a Minnesota corporation

By:
Name:
Title:

Consent and Reaffirmation to Amendment No. 10 to Credit Agreement

ENCORE SOFTWARE, INC., a Minnesota Corporation

By:
Name:
Title:

NAVARRE DIGITAL SERVICES, INC., a Minnesota Corporation

By:
Name:
Title:

NAVARRE LOGISTICAL SERVICES, INC., a Minnesota corporation

By:
Name:
Title:

NAVARRE DISTRIBUTION SERVICES ULC, a British Columbia unlimited liability company

By:
Name:
Title:

SPEED COMMERCE CORP. (formerly known as SpeedFC, Inc. and as SFC Acquisiton Co., Inc.), a Minnesota corporation

By:
Name:
Title:

Consent and Reaffirmation to Amendment No. 10 to Credit Agreement

SCHEDULE M-1

Moving Expense Addbacks

(1)     The maximum aggregate amount of additions to EBITDA permitted pursuant to clause (ix) of the definition thereof for out-of-pocket personnel and professional fees consisting of severance and other related personnel costs, professional fees, contractors, training and recruiting incurred during the fiscal year of Borrower ending March 31, 2014 in connection with moving the headquarters of Borrower from Minneapolis, Minnesota to Dallas, Texas shall not exceed $3,700,000.

(2)     The maximum aggregate amount of additions to EBITDA permitted pursuant to clause (x) of the definition thereof for out-of-pocket physical moving expenses and transportation expenses and related expenses incurred during the fiscal year of Borrower ending March 31, 2014 in connection with moving the headquarters of Borrower from Minneapolis, Minnesota to Dallas, Texas (and moving certain assets to Columbus, Ohio) shall not exceed $12,700,000.

(3)     The maximum aggregate amount of additions to EBITDA permitted pursuant to clause (xi) of the definition thereof for out-of-pocket lease breakage and facility costs and other transition costs arising out of or related to Borrower's business in each case incurred during the fiscal year of Borrower ending March 31, 2014, shall not exceed $2,600,000.